UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 24, 2007
AMERICAN ECOLOGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-11688	95-3889638

(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I,
300 E. Mallard, Suite 300
Boise, Idaho	83706

(Address of principal executive offices)	(Zip Code)
(208) 331-8400

(Registrant’s telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition.
On July 24, 2007, American Ecology Corporation issued a press release reporting its results for the second quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this report.
The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01. Financial Statements and Exhibits
(d)       Exhibits
The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:
99.1      Press release issued by the Registrant on July 24, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Ecology Corporation

(Registrant)

Date: July 25, 2007	/s/ Jeffrey R. Feeler

Jeffrey R. Feeler
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	American Ecology Corporation press release dated July 24, 2007.

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